                                                                    EXHIBIT 99.2


Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)

                                                              2001                                            2002
                                      ----------------------------------------------------  ----------------------------------------
                                        Q1          Q2         Q3          Q4       Total      Q1         Q2        Q3       Total
                                        --          --         --          --       -----      --         --        --       -----

Revenue*                              $ 311.7    $ 291.9    $ 282.6     $303.6    $1,189.8  $  301.8    $287.8     $288.6    $878.2

Costs and Expenses
  Cost of Revenue*                      147.8      143.9      142.7      146.7       581.1     143.3     139.5      141.6     424.4
  Selling, general and
    administrative                      112.9       97.3       92.2      102.2       404.6     102.8      94.4       87.2     284.4
  Research and development               15.9       15.2       14.0       13.9        59.0      15.3      14.4       15.1      44.8
  Other expense (income)                 (2.4)      52.5       (1.9)       -          48.2       9.8      (0.1)       9.7      19.4
    Total costs and expenses            274.2      308.9      247.0      262.8     1,092.9     271.2     248.2      253.6     773.0

Earnings (loss) before
  interest and taxes                     37.5      (17.0)      35.6       40.8        96.9      30.6      39.6       35.0     105.2

Net interest expense                      7.2        2.3        1.0        2.0        12.5       1.6       1.3        0.9       3.8
Earnings (loss) before
  income taxes                           30.3      (19.3)      34.6       38.8        84.4      29.0      38.3       34.1     101.4

Income tax provision (benefit)           12.4       (7.5)      14.0       16.0        34.9      10.4      13.8       12.3      36.5
Earnings (loss) from
  continuing operations               $  17.9    $ (11.8)   $  20.6     $ 22.8    $   49.5  $   18.6    $ 24.5     $ 21.8    $ 64.9

EPS                                   $  0.12    $ (0.08)   $  0.14     $ 0.15    $   0.33  $   0.12    $ 0.16     $ 0.15    $ 0.43

Shares                                  146.6      146.0      149.4      149.3       148.6     150.9     153.7      149.9     151.4

* Freight reclassification impact
  (offsetting amounts in HRS
   revenue and cost of revenue)       $   2.1    $   1.7    $   1.7     $  1.9    $   7.4   $    2.3    $  -       $  -      $  2.3

Ceridian Corporation and Subsidiaries
Schedule E

PRO FORMA ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
For the Year 2001 and First Nine Months of 2002
(In millions)

                                                                     2001                                       2002
                                                      ---------------------------------------  -----------------------------------
                                                      Q1      Q2      Q3      Q4      Total        Q1        Q2      Q3     Total
                                                      --      --      --      --      -----        --        --      --     -----
SELLING, GENERAL & ADMINISTRATIVE
Amortization of goodwill-HRS                         $ 6.7   $ 6.5  $ 6.5    $ 6.5   $ 26.2     $   -       $ -    $  -   $    -
Amortization of goodwill-Comdata                       2.3     2.2    2.2      2.2      8.9         -         -       -        -
  TOTAL SELLING, GENERAL & ADMINISTRATIVE              9.0     8.7    8.7      8.7     35.1         -         -       -        -
                                                                                                                               -
OTHER EXPENSE (INCOME)                                                                                                         -
Litigation charge-Comdata                                -    52.4      -        -     52.4         -         -       -        -
Gains on marketable securities - Other               (12.3)   (1.3)  (2.0)       -    (15.6)        -         -       -        -
Gains on derivative securities - HRS                  (2.6)      -      -        -     (2.6)        -         -       -        -
Asset write-downs and other unusual items - HRS        6.2       -      -        -      6.2      12.4         -       -     12.4
Asset write-downs and other unusual items - Comdata    6.6       -      -        -      6.6       1.5         -       -      1.5
Factoring fraud case - Comdata                           -       -      -        -        -         -         -     9.8      9.8
Other unusual items - Other                              -     1.3      -        -      1.3      (4.1)        -       -     (4.1)
  TOTAL OTHER EXPENSE (INCOME)                        (2.1)   52.4   (2.0)       -     48.3       9.8         -     9.8     19.6

INTEREST EXPENSE
Interest on Arbitron's portion of debt - Other         4.1       -      -        -      4.1         -         -       -        -

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items           $ 11.0  $ 61.1  $ 6.7    $ 8.7   $ 87.5     $ 9.8       $ -    $9.8   $ 19.6

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                              10.3     6.5    6.5      6.5     29.8      12.4         -       -     12.4
Comdata                                                8.9    54.6    2.2      2.2     67.9       1.5         -     9.8     11.3
Other                                                 (8.2)      -   (2.0)       -    (10.2)     (4.1)        -       -     (4.1)
  TOTAL                                             $ 11.0  $ 61.1  $ 6.7    $ 8.7   $ 87.5     $ 9.8       $ -    $9.8   $ 19.6


Ceridian Corporation and Subsidiaries
Schedule F

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification and excluding goodwill amortization and unusual items
(In millions, except for per share amounts)

                                                               2001                                         2002
                                      ----------------------------------------------------  ---------------------------------------
                                         Q1        Q2          Q3       Q4        Total        Q1        Q2         Q3        Total
                                         --        --          --       --        -----        --        --         --        -----
Revenue                               $ 311.7    $291.9    $ 282.6   $ 303.6   $ 1,189.8    $ 301.8   $ 287.8    $ 288.6    $ 878.2

Costs and Expenses
  Cost of Revenue                       147.8     143.9      142.7     146.7       581.1      143.3     139.5      141.6      424.4
  Selling, general and
    administrative                      103.9      88.6       83.5      93.5       369.5      102.8      94.4       87.2      284.4
  Research and development               15.9      15.2       14.0      13.9        59.0       15.3      14.4       15.1       44.8
  Other expense (income)                 (0.3)      0.1        0.1       -          (0.1)       -        (0.1)      (0.1)      (0.2)
    Total costs and expenses            267.3     247.8      240.3     254.1     1,009.5      261.4     248.2      243.8      753.4

Earnings before
  interest and taxes                     44.4      44.1       42.3      49.5       180.3       40.4      39.6       44.8      124.8

Net interest expense                      3.1       2.3        1.0       2.0         8.4        1.6       1.3        0.9        3.8
Earnings before
  income taxes                           41.3      41.8       41.3      47.5       171.9       38.8      38.3       43.9      121.0

Income tax provision                     14.5      14.8       14.4      17.2        60.9       14.0      13.8       15.8       43.6
Earnings from
  continuing operations               $  26.8    $ 27.0    $  26.9   $  30.3   $   111.0    $  24.8   $  24.5    $  28.1    $  77.4

EPS                                   $  0.18    $ 0.18    $  0.18   $  0.20   $    0.75    $  0.16   $  0.16    $  0.19    $  0.51

Shares                                  146.6     149.5      149.4     149.3       148.6      150.9     153.7      149.9      151.4

See accompanying Schedule E for pro forma adjustments and reclassification.